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                                        AMENDMENT NO. 3 dated as of May 21, 1998
                                        to the Credit, Security, Guaranty and
                                        Pledge Agreement dated as of November 4,
                                        1997 (the "Credit Agreement"), among
                                        NEWSTAR MEDIA INC. (formerly known as
                                        Dove Entertainment, Inc.) (the
                                        "Borrower"), the Corporate Guarantors
                                        named therein and THE CHASE MANHATTAN
                                        BANK, as Lender (the "Lender").


                             INTRODUCTORY STATEMENT
                             ----------------------

                  The Lender has made available to the Borrower a revolving credit facility pursuant to the terms of the Credit Agreement.

                  The Borrower has requested that certain provisions of the Credit Agreement be modified, and the Borrower, the Corporate Guarantors and the Lender have agreed to make revisions to the Credit Agreement, all on the terms and subject to the conditions hereinafter set forth.

                  Therefore, the parties hereto hereby agree as follows:

                  Section 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

                  Section 2. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

         (A) The definition of "Maximum Guaranty Amount" appearing in the second sentence of the fourth paragraph of the Introductory Statement of the Credit Agreement is hereby amended by deleting the figure A$2,000,000@ set forth in clause (x) of such sentence and replacing it with "$4,000,000."

         (B) The definition of "Commitment" appearing in Article 1 of the Credit Agreement is hereby amended by deleting the figure "$8,000,000" and replacing it with "$10,000,000".


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         (C)      Section 6.1 of the Credit Agreement is hereby amended by
                  deleting the period at the end of clause (k), inserting a semi-colon in lieu thereof, and adding the following clause
                  (l) at the end thereof:

                  "(l) Indebtedness incurred by a Credit Party in connection with unsecured loans from MEI in an amount not to exceed $1,000,000 in the aggregate at any one time outstanding."

         (D) Section 6.5 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

                  "; provided, further, that the Credit Parties may make payments of principal and interest on the Indebtedness owing to MEI permitted by Section 6.1(k) hereof, but only if no Default would occur after giving effect to each such payment."

                  Section 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 3 (the date on which all such conditions have been satisfied being herein called the "Effective Date"):

                  (A) the Lender shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each Corporate Guarantor and the Lender; and

                  (B) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Lender.

                  Section 4. REPRESENTATIONS AND WARRANTIES. Each Credit Party represents and warrants that:

                  (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

                  (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

                  Section 5. FURTHER ASSURANCES. At any time and from time to time, upon the Lender's request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Lender reasonably deems necessary to effect the purposes of this Amendment.

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                  Section 6. FUNDAMENTAL DOCUMENTS. This Amendment is designated a Fundamental Document by the Lender.

                  Section 7. FULL FORCE AND EFFECT. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereafter", "hereto", "hereof", and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

                  Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Section 9. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

                  Section 10. EXPENSES. The Borrower agrees to pay all out-of-pocket expenses incurred by the Lender in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Lender.

                  Section 11. HEADINGS. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment

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                  IN WITNESS WHEREOF, the parties hereby have caused this
Amendment to be duly executed as of the date first written above.

                                        BORROWER:

                                        NEWSTAR MEDIA INC. (formerly known as
                                        Dove Entertainment, Inc.)


                                        By: /S/ NEIL TOPHAM
                                           -------------------------------------
                                           Name:  Neil Topham
                                           Title:    Vice President &
                                                  Chief Financial Officer



                                        CORPORATE GUARANTORS:

                                        NEWSTAR WORLDWIDE INC. (formerly known
                                        as Dove International, Inc.)
                                        DOVE FOUR POINT, INC.
                                        DOVE ENTERTAINMENT INC.
                                        DOVE AUDIO INC.


                                        By  /S/ NEIL TOPHAM
                                           -------------------------------------
                                           Name:  Neil Topham
                                           Title:    Vice President




                                        LENDER:

Executed in                             THE CHASE MANHATTAN BANK, as Lender
New York, New York


                                        By  /S/ DAVID STAPLES
                                           -------------------------------------
                                           Name: David G. Staples
                                           Title: Vice President


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